SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 2005


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                   000-50323                32-0061893
----------------------------        -------------        ----------------------
(State or other jurisdiction        (File Number)           (I.R.S. Employer
      of incorporation)                                  identification number)


           2800 West March Lane, Suite 120, Stockton, California 95219
           -----------------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01.   Other Events.
             -------------

             On September 16, 2005, Registrant issued a press release announcing that a three for two stock split has been declared payable on October 18, 2005 to shareholders of record on September 29, 2005.

             The foregoing is qualified by reference to the press release attached as Exhibit 99.1.


Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

             a.       Financial Statements
                      --------------------

                      None.

             b.       Pro Forma Financial Information
                      -------------------------------

                      None.

             c.       Exhibits
                      --------

                      (99.1) Press Release dated September 16, 2005

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 16, 2005

Service 1st Bancorp


By:  /s/ JOHN O. BROOKS
     -------------------------------------
     John O. Brooks
     Chairman

                                  EXHIBIT INDEX


                                                                     Sequential
Exhibit Number     Description                                       Page Number
--------------     -----------                                       -----------

    99.1           Press Release dated September 16, 2005                 5